Exhibit 99.2

LOWE'S Q4 2020 RESULTS

"Strong execution enabled us to meet broad-based demand driven by the continued consumer focus on the home, with growth over 16% in all merchandising departments, over 19% across all U.S. regions and 121% on Lowes.com. I would like to thank our front-line associates for their continued dedication to serving our customers and communities and supporting safety in our stores. I am pleased with our progress in 2020, as we generated nearly $90 billion in sales, with annual sales growth of over $17 billion, while also enhancing our operating efficiency. Looking ahead to 2021, we expect to grow market share and drive further operating margin expansion."

–Marvin R. Ellison, Lowe's President & CEO

FINANCIAL HIGHLIGHTS

$20.3B IN SALES +26.7%

WE RETURNED **~$3.9 BILLION** TO OUR SHAREHOLDERS THROUGH DIVIDENDS AND SHARE REPURCHASES

+28.6% U.S. COMP SALES

31.78% GROSS MARGIN +70 basis points

31.80% ADJ. GROSS MARGIN[1] -9 basis points

7.50% OPERATING MARGIN +152 basis points

7.56% ADJ. OPERATING MARGIN[1] +41 basis points

$1.32 DILUTED EPS +100%

$1.33 ADJ. DILUTED EPS[1] +41%

[1] Adjusted Gross Margin, Adjusted Operating Margin, and Adjusted Diluted EPS are non-GAAP financial measures. Refer to Lowes.com/investor for a reconciliation of non-GAAP measures.

[2] Beginning on 2/1/2020, the Company changed the basis in which it presents the comparable sales metric. Q4 2019 comp sales have not been adjusted.

"All comparisons are to Q4 2019"

U.S. COMPARABLE SALES SUMMARY

TRANSACTIONS/TICKET

COMP TRANSACTIONS 13.9%

COMP AVERAGE TICKET 14.2%

LOWES.COM

SALES GROWTH +121%

COMP SALES BY TICKET SIZE



>$500
+29.8%
$50-500
+29.6%
<$50
+15.2%

U.S. MONTHLY COMP PERFORMANCE



2020
2019[2]
+23.8%
-0.7%
+28.0%
+6.2%
+35.7%
+2.1%
NOVEMBER
DECEMBER
JANUARY

MERCHANDISING DEPARTMENT PERFORMANCE

Positive Comps Exceeded 16% in all Merchandising Departments

LUMBER | SEASONAL & OUTDOOR LIVING | LAWN & GARDEN | PAINT | BUILDING MATERIALS | ELECTRICAL | DÉCOR

Positive Comps Exceeding 19% in All 15 U.S. Regions



Invested an Incremental $100 Million in Financial Assistance for Associates and Committed Millions To Support Communities in Response To COVID-19

Our highest priority continues to be protecting the health and safety of our associates and customers through a safe store environment and shopping experience

Maintaining Enhanced Store Safety Measures

- All frontline hourly associates required to wear masks
- Nationwide standard for all customers to wear masks
- Providing free masks for customers who need them

For more information visit: corporate.lowes.com/covid-19-response

Financial Support for Associates

- Provided bonuses in January totaling ~$80 million for frontline hourly associates

Total COVID-Related Support

- Invested nearly $1.3 billion for associates, store safety and community pandemic relief throughout fiscal 2020

Total Home Strategy NEW HOME FOR PROS INSTALLATION SERVICES DRIVE LOCALIZATION EXPAND ONLINE BUSINESS ELEVATED ASSORTMENT MARKET SHARE ACCELERATION Providing a full complement of products and services for Pros and Consumers alike, enabling a Total Home solution for every need in the home

Q4 2020 Reconciliation of Non-GAAP Measures Management of Lowe's Companies, Inc. (the Company) uses certain non-GAAP financial measures and considers them to be important supplemental measures of the Company's performance. The Company has presented the non-GAAP financial measures of adjusted gross margin, adjusted operating income, and adjusted diluted earnings per share for comparing its operating performance for the three months ended January 29, 2021, with the respective period ended January 31, 2020. These measures exclude the impacts of certain discrete items, as further described below, not contemplated in Lowe's Business Outlook. These non-GAAP financial measures should not be considered alternatives to, or more meaningful indicators of, the Company's financial measures as prepared in accordance with GAAP. The Company's methods of determining these non- GAAP financial measures may differ from the methods used by other companies and may not be comparable. Fiscal 2020 Impacts During the fourth quarter of 2020, the Company recognized financial impacts from the following discrete item, not contemplated in the Company’s Business Outlook for the fourth quarter: • In the third quarter of fiscal 2019, the Company began a strategic review of its Canadian operations, and in the fourth quarter of fiscal 2019, the Company announced additional actions to improve future performance and profitability of its Canadian operations. As a result of these actions, in the fourth quarter of fiscal 2020, the Company recognized $12 million of pre-tax operating costs related to inventory write-downs and other closing costs (Canada restructuring). Fiscal 2019 Impacts During the fourth quarter of 2019, the Company recognized financial impacts from the following discrete items, not contemplated in the Company's Business Outlook for the fourth quarter: • Prior to the beginning of fiscal 2019, the Company announced its intention to exit its Mexico retail operations and had planned to sell the operating business. During the fourth quarter, pre-tax operating losses associated with the exit and ongoing wind-down of Mexico retail operations totaled $9 million (Mexico adjustments), and; • During the third quarter of fiscal 2019, the Company began a strategic review of its Canadian operations, and in the fourth quarter of fiscal 2019, the Company announced additional actions to improve future performance and profitability of its Canadian operations. In the fourth quarter, the Company recognized $176 million of pre-tax operating costs and charges related to inventory liquidation, accelerated depreciation and amortization, severance and other costs, as well as a net $26 million impact to income tax expense related to income tax valuation allowance (Canada restructuring). The following provides reconciliations of the Company's non-GAAP financial measures to the most directly comparable GAAP financial measures: Three Months Ended Adjusted Gross Margin (in millions) January 29, 2021 January 31, 2020 Gross Margin, As Reported $ 6,456 $ 4,981 Canada restructuring 2 122 Adjusted Gross Margin $ 6,458 $ 5,103 Gross Margin, % of sales 31.78% 31.08 % Adjusted Gross Margin, % of sales 31.80% 31.89%

Three Months Ended Adjusted Operating Income (in millions) January 29, 2021 January 31, 2020 Operating Income, As Reported $ 1,524 $ 958 Canada restructuring 12 176 Mexico adjustments — 9 Adjusted Operating Income $ 1,536 $ 1,143 Operating Margin, % of sales 7.50% 5.98 % Adjusted Operating Margin, % of sales 7.56% 7.15 % Three Months Ended January 29, 2021 January 31, 2020 Adjusted Diluted Earnings Per Share Pre-Tax Earnings Tax 1 Net Earnings Pre-Tax Earnings Tax 1 Net Earnings Diluted earnings per share, as reported $ 1.32 $ 0.66 Canada restructuring 0.01 — 0.01 0.23 0.03 0.26 Mexico adjustments — — — 0.01 0.01 0.02 Adjusted diluted earnings per share $ 1.33 $ 0.94 1 Represents the corresponding tax benefit or expense related to the item excluded from adjusted diluted earnings per share.

Forward-Looking Statements This presentation includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Statements including words such as “believe”, “expect”, “anticipate”, “plan”, “desire”, “project”, “estimate”, “intend”, “will”, “should”, “could”, “would”, “may”, “strategy”, “potential”, “opportunity”, “outlook”, “scenario”, “guidance”, and similar expressions are forward-looking statements. Forward-looking statements involve, among other things, expectations, projections, and assumptions about future financial and operating results, objectives, business outlook, priorities, sales growth, shareholder value, capital expenditures, cash flows, the housing market, the home improvement industry, demand for products and services, share repurchases, Lowe’s strategic initiatives, including those relating to acquisitions and dispositions and the impact of such transactions on our strategic and operational plans and financial results. Such statements involve risks and uncertainties and we can give no assurance that they will prove to be correct. Actual results may differ materially from those expressed or implied in such statements. A wide variety of potential risks, uncertainties, and other factors could materially affect our ability to achieve the results either expressed or implied by these forward-looking statements including, but not limited to, changes in general economic conditions, such as the rate of unemployment, interest rate and currency fluctuations, fuel and other energy costs, slower growth in personal income, changes in consumer spending, changes in the rate of housing turnover, the availability of consumer credit and of mortgage financing, changes in commodity prices, changes or threatened changes in tariffs, outbreak of public health crises, such as the COVID-19 pandemic, availability and cost of goods from suppliers, changes in our management and key personnel, and other factors that can negatively affect our customers. Investors and others should carefully consider the foregoing factors and other uncertainties, risks and potential events including, but not limited to, those described in “Item 1A - Risk Factors” in our most recent Annual Report on Form 10-K and as may be updated from time to time in Item 1A in our quarterly reports on Form 10-Q or other subsequent filings with the SEC. All such forward-looking statements speak only as of the date they are made, and we do not undertake any obligation to update these statements other than as required by law.